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                        DUALSTAR TECHNOLOGIES CORPORATION

                    CERTIFICATE OF UNANIMOUS WRITTEN CONSENT
                            OF THE BOARD OF DIRECTORS

     The undersigned, being all of the members of the Board of Directors of DualStar Technologies Corporation, a Delaware corporation (the "Corporation"), do hereby consent to the action set forth herein. Pursuant to the General Corporation Law of the State of Delaware, this consent shall have the same force and effect as would the undersigneds' vote in favor of such action at a regularly constituted meeting of the Board of Directors of the Corporation called for such purpose.

     WHEREAS, pursuant to Section 109 of the Delaware General Corporation Law, any corporation may in its certificate of incorporation confer the power to amend the bylaws upon the directors;

     WHEREAS, Article Seventh, Section 2 of the Corporation's Restated Certificate of Incorporation grants the Board of Directors the power to amend the bylaws of the Corporation;

     RESOLVED: That Section 2.02 of the Bylaws of the Corporation be amended and restated to read as follows:

     "Section 2.02 Annual Meeting

          An annual meeting of stockholders shall be held either within or without the State of Delaware each year, at such time, on such day and at such place as the Board of Directors may designate in the call or in a waiver of notice thereof, for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting."

     This Certificate may be executed in counterparts, each of which shall be considered an original instrument and all of which, taken together, shall constitute one and same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 12th day of May, 2000.


                                        -----------------------------------
                                        Jared E. Abbruzzese


                                        -----------------------------------
                                        Gregory Cuneo


                                        ------------------------------------
                                        Raymond L. Steele